EXHIBIT 4.2

FIRST SUPPLEMENTAL INDENTURE

FIRSTENERGY SOLUTIONS CORP.
AND
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
TRUSTEE
TO
INDENTURE
Dated as of August 1, 2009

Dated as of August 1, 2009

4.80% Senior Notes due 2015
6.05% Senior Notes due 2021
6.80% Senior Notes due 2039

     The FIRST SUPPLEMENTAL INDENTURE, dated as of August 1, 2009 (the “First Supplemental Indenture”) between FIRSTENERGY SOLUTIONS CORP., a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”), having its principal office at 341 White Pond Drive, Akron, Ohio 44320, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the “Trustee”) under the Indenture dated as of August 1, 2009 between the Company and the Trustee (hereinafter called the “Original Indenture” and as hereby supplemented, the “Indenture”).
RECITALS OF THE COMPANY
     WHEREAS, the Company entered into the Original Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (therein called the “Securities”), in an unlimited aggregate principal amount to be issued in one or more series as contemplated therein;
     WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of three new series of its Securities to be known as its 4.80% Senior Notes due 2015 (the “2015 Notes”), 6.05% Senior Notes due 2021 (the “2021 Notes”) and 6.80% Senior Notes due 2039 (the “2039 Notes,” and together with the 2015 Notes and the 2021 Notes, the “Senior Notes”), respectively, the form and substance of such Senior Notes and the terms, provisions and conditions thereof to be set forth as provided in the Original Indenture and this First Supplemental Indenture;
     WHEREAS, pursuant to the terms of the Guaranties (as defined below), the payment of each of the Senior Notes is unconditionally and jointly and severally guaranteed by the Company’s wholly owned subsidiaries, FirstEnergy Generation Corp. (“FGCO”) and FirstEnergy Nuclear Generation Corp. (“NGC”);
     WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this First Supplemental Indenture, and all requirements necessary to make this First Supplemental Indenture a valid instrument, in accordance with its terms, and to make the Senior Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company have been satisfied;
     NOW THEREFORE, in consideration of the premises and in further consideration of the sum of One Dollar in lawful money of the United States of America paid to the Company by the Trustee at or before the execution and delivery of this First Supplemental Indenture, the receipt whereof is hereby acknowledged, and of other good and valuable consideration, it is agreed by and between the Company and the Trustee, for the equal and proportionate benefit of all holders of the Senior Notes, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
     Section 101. Definitions. Each capitalized term used but not defined in this First Supplemental Indenture shall have the meaning assigned to such term in the Original Indenture.

For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:
     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
     (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
     (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as defined below); provided, however, that in determining GAAP applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company;
     (d) any reference herein to an “Article” or “Section” refers to an “Article” or “Section”, as the case may be, of this First Supplemental Indenture; and
     (e) the words “herein”, “hereof’ and “hereunder” and other words of similar import refer to this First Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.
     Section 102. Certain Definitions. The following definitions are hereby added to the definitions contained in Section 101 of the Original Indenture, but only with respect to the Senior Notes issued in accordance with the provisions hereof:
     “Additional Interest” has the meaning ascribed to such term in the Registration Rights Agreement.
     “Additional 2015 Notes” means any Senior Notes issued under this First Supplemental Indenture in addition to the Initial 2015 Notes or Exchange 2015 Notes having the same terms in all respects as the Initial 2015 Notes or Exchange 2015 Notes, as the case may be.
     “Additional 2021 Notes” means any Senior Notes issued under this First Supplemental Indenture in addition to the Initial 2021 Notes or Exchange 2021 Notes having the same terms in all respects as the Initial 2021 Notes or Exchange 2021 Notes, as the case may be.
     “Additional 2039 Notes” means any Senior Notes issued under this First Supplemental Indenture in addition to the Initial 2039 Notes or Exchange 2039 Notes having the same terms in all respects as the Initial 2039 Notes or Exchange 2039 Notes, as the case may be.
     “Additional Notes” means collectively, the Additional 2015 Notes, the Additional 2021 Notes and the Additional 2039 Notes.
     “Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary that apply to such transfer or exchange.

     “Change of Control” means the occurrence of any one of the following:
     (a) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company taken as a whole, or the assets of either of the Guarantor Subsidiaries, in each case, taken as a whole, to any Person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) other than to FirstEnergy or one of its Majority-Owned Subsidiaries;
     (b) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of FirstEnergy, measured by voting power rather than number of shares or any Person (other than FirstEnergy or any Majority-Owned Subsidiary of FirstEnergy) becomes the “beneficial owner” (as so defined) directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares;
     (c) the Company, FirstEnergy or the Guarantor Subsidiaries consolidate with, or merge with or into, any Person, or any Person consolidates with, or merges with or into, the Company, FirstEnergy or the Guarantor Subsidiaries, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company, FirstEnergy or the Guarantor Subsidiaries, or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Company, FirstEnergy or the Guarantor Subsidiaries outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person immediately after giving effect to such transaction; or
     (d) the first day on which the majority of the members of the board of directors of FirstEnergy ceases to be Continuing Directors.
     “Change of Control Offer” has the meaning set forth in Section 301 hereto.
     “Change of Control Offer Period” has the meaning set forth in Section 302 hereto.
     “Change of Control Payment Date” has the meaning set forth in Section 302 hereto.
     “Change of Control Purchase Price” has the meaning set forth in Section 301 hereto.
     “Change of Control Triggering Event” means the Senior Notes cease to be rated Investment Grade by at least two of the three Rating Agencies on any date during the Trigger Period. Unless at least two of the three Rating Agencies are providing a rating for the Senior Notes at the commencement of any Trigger Period, the Senior Notes will be deemed to have ceased to be rated Investment Grade by at least two of the three Rating Agencies during that Trigger Period. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

     “Continuing Director” means, as of any date of determination, any member of the board of directors of FirstEnergy, who:
     (a) was a member of such board of directors on the date of the issuance of the Senior Notes; or
     (b) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of the board of directors at the time of such nomination or election.
     “Debt” means any indebtedness of any Person for borrowed money evidenced by bonds, debentures, notes or similar instruments. “Debt” does not include, among other things:
     (a) indebtedness of a Person under any installment sale or conditional sale agreement or any other agreement relating to indebtedness for the deferred purchase price of property or services;
     (b) trade accounts payable incurred in the ordinary course of business (including obligations under agreements relating to the purchase and sale of any commodity, including power purchase or sale agreements and any commodity hedges or derivatives regardless of whether any such transaction is a “financial” or physical transaction) or other obligations of a Person in the ordinary course of business;
     (c) obligations under leases that shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which a Person is liable as lessee; or
     (d) liabilities secured by any Lien on any property owned by a Person if and to the extent the Person has not assumed or otherwise become liable for the payment thereof.
     “Exchange 2015 Notes” means the 2015 Notes (the terms of which are identical to the Initial 2015 Notes except that the Exchange 2015 Notes shall be registered under the Securities Act, and shall not contain the restrictive legend on the face of the Initial 2015 Notes), to be issued in exchange for the Initial 2015 Notes pursuant to the registered Exchange Offer.
     “Exchange 2021 Notes” means the 2021 Notes (the terms of which are identical to the Initial 2021 Notes except that the Exchange 2021 Notes shall be registered under the Securities Act, and shall not contain the restrictive legend on the face of the Initial 2021 Notes), to be issued in exchange for the Initial 2021 Notes pursuant to the registered Exchange Offer.
     “Exchange 2039 Notes” means the 2039 Notes (the terms of which are identical to the Initial 2039 Notes except that the Exchange 2039 Notes shall be registered under the Securities Act, and shall not contain the restrictive legend on the face of the Initial 2039 Notes), to be issued in exchange for the Initial 2039 Notes pursuant to the registered Exchange Offer.
     “Exchange Notes” means collectively, the Exchange 2015 Notes, the Exchange 2021 Notes and the Exchange 2039 Notes.

     “Exchange Offer” means the offer by the Company to each holder of the Initial Notes to exchange the aggregate principal amount of Initial Notes held by such holder for an equal aggregate principal amount of Exchange Notes of the same series, all in accordance with the terms and conditions of the Registration Rights Agreement.
     “FirstEnergy” means FirstEnergy Corp., an Ohio corporation and the parent of the Company.
     “FGCO” means FirstEnergy Generation Corp., an Ohio corporation and a subsidiary of the Company.
     “FGCO Guaranty” means that certain Guaranty, dated as of March 26, 2007, executed and delivered by FGCO in favor of the Guaranteed Parties as defined therein and acknowledged by the Company and as evidenced by the affirmation of guaranty to be executed substantially in the form of Exhibit D.
     “FGCO Mortgage” means the Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 19, 2008, by and between FGCO and The Bank of New York Mellon Trust Company, N.A., as trustee (formerly known as The Bank of New York Trust Company, N.A.), as amended and supplemented.
     “Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A., and its successors.
     “GAAP” means generally accepted accounting principles applicable to the type of business in which the Company and the Guarantor Subsidiaries are engaged in effect as of the Issue Date.
     “Guaranties” means the FGCO Guaranty and the NGC Guaranty.
     “Guarantor Subsidiaries” means FGCO and NGC.
     “Initial 2015 Notes” means the $400,000,000 aggregate principal amount of 2015 Notes issued on the Issue Date and delivered under this First Supplemental Indenture.
     “Initial 2021 Notes” means the $600,000,000 aggregate principal amount of 2021 Notes issued on the Issue Date and delivered under this First Supplemental Indenture.
     “Initial 2039 Notes” means the $500,000,000 aggregate principal amount of 2039 Notes issued on the Issue Date and delivered under this First Supplemental Indenture.
     “Initial Notes” means collectively, the Initial 2015 Notes, the Initial 2021 Notes and the Initial 2039 Notes.
     “Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch).

     “Issue Date” means August 7, 2009, the date of the original issuance of the Initial Notes.
     “Lien” has the meaning ascribed to it in Section 401.
     “Majority-Owned Subsidiary” means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such Person, or one or more Majority-Owned Subsidiaries, or by such Person and one or more of its Majority-Owned Subsidiaries.
     “Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.
     “NGC” means FirstEnergy Nuclear Generation Corp., an Ohio corporation and a subsidiary of the Company.
     “NGC Guaranty” means that certain Guaranty, dated as of March 26, 2007, executed and delivered by NGC in favor of the Guaranteed Parties as defined therein and acknowledged by the Company, and as evidenced by the affirmation of guaranty to be executed substantially in the form of Exhibit D.
     “NGC Mortgage” means the Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, by and between NGC and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented.
     “Property” means (i) any interest in real property owned by the Company or the Guarantor Subsidiaries, (ii) any asset owned by the Company or the Guarantor Subsidiaries that is depreciable in accordance with GAAP and (iii) in the case of the Company, the capital stock of the Guarantor Subsidiaries. “Property” does not include, among other things: contracts, leases, and other agreements; contract rights, bills, notes and other instruments; revenues, income and earnings, accounts, accounts receivable and unbilled revenues, claims, credits, demands and judgments; governmental and other licenses, permits, franchises, consents and allowances; or intellectual property rights and other general intangibles.
     “Senior Notes” means the Initial Notes, the Exchange Notes and any Additional Notes issued on or after the Issue Date in accordance with Section 201 treated as a single class of Securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this First Supplemental Indenture.
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.
     “Rating Agency” means each of Moody’s, S&P and Fitch; provided, that if any of Moody’s, S&P and Fitch ceases to provide rating services to issuers or investors, the Company may appoint a replacement for such Rating Agency that is reasonably acceptable to the Trustee under this First Supplemental Indenture.

     “Registration Rights Agreement” means the Registration Rights Agreement, dated the Issue Date between the Company and Morgan Stanley & Co. Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc., as representatives of the initial purchasers named in Schedule I to the Registration Rights Agreement.
     “Tangible Assets” means the amount shown as total assets on the Company’s consolidated balance sheet, less the following: (i) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents, and unamortized debt discount and expense on the Company’s consolidated balance sheet and (ii) appropriate adjustments, if any, related to minority interests. Such amounts shall be determined in accordance with GAAP.
     “Trigger Period” means the period commencing 60 days prior to the first public announcement by the Company or FirstEnergy of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change).
     “Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.
ARTICLE TWO
THE SENIOR NOTES
     Section 201. Designation and Issuance of Senior Notes.
     (a) There is hereby created a series of Securities designated, as hereinbefore recited, as the Company’s “4.80% Senior Notes due 2015.” In accordance with the provisions of the Indenture, the Trustee, will upon receipt of a Company Order, authenticate (i) the Initial 2015 Notes, (ii) the Exchange 2015 Notes and (iii) Additional 2015 Notes from time to time as permitted under the Indenture.
     (b) There is hereby created a series of Securities designated, as hereinbefore recited, as the Company’s “6.05% Senior Notes due 2021.” In accordance with the provisions of the Indenture, the Trustee, will upon receipt of a Company Order, authenticate (i) the Initial 2021 Notes, (ii) the Exchange 2021 Notes and (iii) Additional 2021 Notes from time to time as permitted under the Indenture.
     (c) There is hereby created a series of Securities designated, as hereinbefore recited, as the Company’s “6.80% Senior Notes due 2039.” In accordance with the provisions of the Indenture, the Trustee, will upon receipt of a Company Order, authenticate (i) the Initial 2039 Notes, (ii) the Exchange 2039 Notes and (iii) Additional 2039 Notes from time to time as permitted under the Indenture.
     (d) The Senior Notes shall be issuable initially in the form of one or more Global Securities and shall bear the legends set forth in Exhibits A, B and C, respectively, and the Affirmation of Guaranty set forth in Exhibit D shall be affixed to the Senior Notes. The aggregate principal amount of Senior Notes which may be authenticated and delivered under this First Supplemental Indenture is unlimited.
     (e) The Company initially appoints The Depository Trust Company (the “DTC”) to act as Depository with respect to the Global Securities.
     (f) The Company initially appoints the Trustee to act as Security Registrar and Paying Agent with respect to The Global Securities, and the Trustee hereby agrees so to initially act.
     Section 202. Form, Date, Maturity, Interest Rate and Interest Payment Dates of Senior Notes.
     (a) The 2015 Notes shall be payable in the amount, on the dates and in the manner provided for in the form of the 2015 Notes attached hereto as Exhibit A, and such provisions are incorporated at this place as though set forth in their entirety. The interest rate and the Stated Maturity of the 2015 Notes shall be as set forth in the form of the 2015 Note. The Initial 2015 Notes shall be entitled to Additional Interest accruing during the periods described in the Registration Rights Agreement. All references in the Indenture and the Initial 2015 Notes to “interest” shall be deemed to include any Additional Interest.
     (b) The 2021 Notes shall be payable in the amount, on the dates and in the manner provided for in the form of the 2021 Notes attached hereto as Exhibit B, and such provisions are incorporated at this place as though set forth in their entirety. The interest rate and the Stated Maturity of the 2021 Notes shall be as set forth in the form of the 2021 Note. The Initial 2021 Notes shall be entitled to Additional Interest accruing during the periods described in the Registration Rights Agreement. All references in the Indenture and the Initial 2021 Notes to “interest” shall be deemed to include any Additional Interest.
     (c) The 2039 Notes shall be payable in the amount, on the dates and in the manner provided for in the form of the 2039 Notes attached hereto as Exhibit C, and such provisions are incorporated at this place as though set forth in their entirety. The interest rate and the Stated Maturity of the 2039 Notes shall be as set forth in the form of the Initial 2039 Note. The Initial 2039 Notes shall be entitled to Additional Interest accruing during the periods described in the Registration Rights Agreement. All references in the Indenture and the Initial 2039 Notes to “interest” shall be deemed to include any Additional Interest.
     Section 203. Optional Redemption of Senior Notes.
     (a) The 2015 Notes shall be redeemable at the option of the Company, at the times and in the manner provided for in the form of the 2015 Notes attached hereto as Exhibit A, and such provisions are incorporated at this place as though set forth in their entirety.
     (b) The 2021 Notes shall be redeemable at the option of the Company, at the times and in the manner provided for in the form of the 2021 Notes attached hereto as Exhibit B, and such provisions are incorporated at this place as though set forth in their entirety.
     (c) The 2039 Notes shall be redeemable at the option of the Company, at the times and in the manner provided for in the form of the 2039 Notes attached hereto as Exhibit C, and such provisions are incorporated at this place as though set forth in their entirety.
     Section 204. Issuances of Additional Notes.
     The Company shall be entitled, upon delivery of an Officer’s Certificate, Opinion of Counsel and Company Order, to issue Additional Notes under this First Supplemental Indenture which shall have identical terms as the Initial Notes issued on the Issue Date, other than with respect to the date of issuance and issue price. The Initial Notes issued on the Issue Date, the Exchange Notes and any Additional Notes issued shall be treated as a single class for all purposes under this First Supplemental Indenture. The period of the resale and transfer restrictions applicable to the Senior Notes in reliance on Rule 144A under the Securities Act will be automatically extended to the last day of the period of any resale or transfer restrictions on any such Additional Notes.
     With respect to any Additional Notes, the Company shall set forth in a Board Resolution and an Officer’s Certificate, a copy of each of which shall be delivered to the Trustee, the following information:
     (a) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this First Supplemental Indenture; and
     (b) the issue price, the issue date and the CUSIP number of such Additional Notes.
      Section 205. Guaranties. Pursuant to the terms of the FGCO Guaranty and the NGC Guaranty, the payment of each of the Senior Notes is unconditionally and jointly and severally guaranteed by the Company’s wholly owned subsidiaries, FGCO and NGC, as evidenced by the affirmation of guaranty to be executed substantially in the form of Exhibit D and affixed to each of the Senior Notes.
ARTICLE THREE
REPURCHASE OF SENIOR NOTES UPON CHANGE OF CONTROL
     Section 301. Offer to Redeem Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem the Senior Notes pursuant to Section 203 of the First Supplemental Indenture, each holder of Senior Notes will have the right to require the Company to purchase all or a portion of such holder’s Senior Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of holders of Senior Notes on the relevant record date to receive interest due on the relevant interest payment date (the “Change of Control Purchase Price”).
     Section 302. Redemption Procedures.
     (a) Within 30 days following the Change of Control Triggering Event, or at the option of the Company, prior to the Change of Control Triggering Event but after the public announcement of the of the pending Change of Control, if the Company has not sent a redemption notice for all the Senior Notes in connection with an optional redemption permitted by this First Supplemental Indenture, the Company shall mail a notice to each registered Holder, with a copy to the Trustee, briefly describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase Senior Notes on the date specified in such notice, which date shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date. The Change of Control Offer shall remain open for at least 30 days following its commencement (the “Change of Control Offer Period”). Upon expiration of the Change of Control Offer Period, the Company shall promptly purchase all Senior Notes properly tendered in response to the Change of Control Offer.
     (b) On or before the Change of Control Payment Date, the Company will (i) accept for payment Senior Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent cash sufficient to pay the Change of Control

Purchase Price of all Senior Notes so tendered and (iii) deliver to the Trustee Senior Notes so accepted together with an Officer’s Certificate listing the Senior Notes or portions thereof being purchased by the Company. The Paying Agent promptly will pay the Holders of Senior Notes so accepted an amount equal to the Change of Control Purchase Price, for such Senior Notes, and the Trustee promptly will authenticate and mail, or cause to be transferred by book-entry, to each Holder new Senior Notes equal in principal amount to any unpurchased portion of the Senior Notes surrendered, if any; provided that each such new Senior Note shall be in a principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000. Any Senior Notes so accepted for payment shall cease to accrue interest on and after the Change of Control Payment Date. Any Senior Notes not so accepted will be delivered promptly by the Company to the Holder thereof. The Company publicly will announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
     (c) Any Change of Control Offer will be made in compliance with any and all applicable laws, rules and regulations, including, if applicable, Regulation 14E under the Exchange Act and the rules thereunder and any and all other applicable United States Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 302, the Company’s compliance or compliance by FirstEnergy, as the case may be, with such laws and regulations shall not in and of itself cause a breach of their obligations under this Section 302.
     (d) This Section 302 shall be applicable, except as described in this Section 302, following a Change of Control Triggering Event notwithstanding any optional redemption rights of the Company that may be set forth in this First Supplemental Indenture.
     (e) Notwithstanding the foregoing, the Company shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Change of Control Offer made by the Company and purchases all Senior Notes properly tendered and not withdrawn under the Change of Control Offer.
ARTICLE FOUR
ADDITIONAL COVENANTS APPLICABLE TO THE SENIOR NOTES
     Section 401. Limitation on Liens. So long as any Senior Notes of any series are Outstanding, the Company may not, nor permit any of the Guarantor Subsidiaries to, issue, assume, guarantee or permit to exist any Debt that is secured by any mortgage, security, interest, pledge or lien (“Lien”) of or upon the Property of the Company or upon the Property of the Guarantor Subsidiaries, in each case, whether owned at the Issue Date or subsequently acquired, without in any such case effectively securing the Senior Notes (together with, if the Company shall so determine, any of the Company’s other indebtedness ranking equally with the Senior Notes) equally and ratably with such Debt (but only so long as such Debt is so secured); provided, however, that the foregoing restriction shall not apply to:

     (a) Liens on any property existing at the time of its acquisition (which Liens may also extend to subsequent repairs, alterations and improvements to that Property);
     (b) Liens on property of a corporation existing at the time such corporation is merged into or consolidated with, or at the time the corporation sells, leases or otherwise disposes of its properties (or of a division thereof) as or substantially as an entirety to, the Company;
     (c) Liens on Property to secure the costs of acquisition, construction, development or substantial repair, alteration or improvement of such Property or to secure Debt incurred to provide funds for any of such purposes or for reimbursement of funds previously expended for any of such purposes, provided such Liens are created or assumed contemporaneously with, or within eighteen (18) months after, the acquisition or the completion of such substantial repair or alteration, construction, development or substantial improvement;
     (d) Liens in favor of any State of the United States or any department, agency or instrumentality or political subdivision of any State, or for the benefit of holders of securities issued by any such entity (or providers of credit enhancement with respect to such securities), to secure any Debt (including, without limitation, obligations of the Company or the Guarantor Subsidiaries with respect to industrial development, pollution control or similar revenue bonds) incurred for the purpose of financing or refinancing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving property which at the time of such purchase, repair, alteration, construction, development or improvement was owned or operated by the Company or any of the Guarantor Subsidiaries;
     (e) Liens securing Debt outstanding as of the Issue Date;
     (f) Liens securing Debt issued and outstanding from time to time under the FGCO Mortgage or under the NGC Mortgage;
     (g) Liens to secure pledges or deposits made in the ordinary course of business in connection with bids, tenders or contracts (other than payment of Debt) or to secure guarantees, statutory or regulatory obligations or surety or performance bonds each made in the ordinary course of business;
     (h) Liens on Property which is the subject of a lease agreement designating the Company or either of the Guarantor Subsidiaries as lessee and all of its right, title and interest in such Property and such lease agreement, whether or not such lease agreement is intended as security;
     (i) Liens for taxes, assessments, governmental charges and levies to the extent not past due; pledges or deposits to secure performance or obligations under workmen’s compensation laws or similar legislation, and statutory obligations of the Company or Guarantor Subsidiaries; Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens, Liens created by or resulting from legal proceedings being contested in good faith, and other similar Liens arising in the ordinary course of business securing obligations which are not overdue or which have been fully bonded and are being contested in good faith;
     (j) Liens in favor of the Company or any Guarantor Subsidiaries;

     (k) Liens in favor of the Trustee related to Section 907 of the Original Indenture; or
     (l) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in clauses (a) through (k), provided, however, that the principal amount of Debt secured thereby and not otherwise authorized by clauses (a) through (k), shall not exceed the principal amount of Debt, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of the extension, renewal or replacement.
     Notwithstanding the provisions above, the Company may, and may permit each of the Guarantor Subsidiaries to, issue, assume or guarantee Debt secured by Liens which would otherwise be subject to the restrictions of this Section 401 up to an aggregate principal amount which, together with the principal amount of all other Debt of the Company secured by Liens (other than Liens permitted by clauses (a) through (l) above), does not exceed the greater of $1,500,000,000 or fifteen percent (15%) of Tangible Assets.
     If the Company shall issue, assume or guarantee any Debt secured by any Lien and if this Section 401 requires that the Outstanding Senior Notes be secured equally and ratably with such Debt, the Company will promptly execute, at its expense, any instruments necessary to so equally and ratably secure the Outstanding Senior Notes and deliver the same to the Trustee along with:
          (i) An Officer’s Certificate stating that the covenant of the Company contained in this Section 401 has been complied with; and
          (ii) An Opinion of Counsel to the effect that the Company has complied with the covenant contained in this Section 401, and that any instruments executed by the Company in the performance of such covenant comply with the requirements of such covenant.
     In the event that the Company shall hereafter secure Outstanding Senior Notes equally and ratably with any other obligation or indebtedness pursuant to the provisions of this Section 401, the Company will, upon the request of the Trustee, enter into an indenture or agreement supplemental hereto and take such other action, if any, as the Trustee may reasonably request to enable it to enforce effectively the rights of the holders of Outstanding Senior Notes so secured, equally and ratably with such other obligation or indebtedness.
     For the avoidance of doubt, it is understood and agreed that, notwithstanding the inclusion in any of clauses (a) through (k) in the first paragraph of this Section 401 above of a reference to any type of obligation of any Person that in the ordinary course or under customary usage would not be considered Debt as such term is herein defined, the inclusion of such reference in any of such clauses shall not create any implication that such type of obligation is intended to be considered Debt for any purpose hereunder.
     Section 402. Maintenance of Ownership. So long as any Senior Notes are outstanding, the Company may not sell, transfer, convey or otherwise dispose of any of the capital stock of either of the Guarantor Subsidiaries to any Person other than the Company, its subsidiaries or FirstEnergy.

ARTICLE FIVE
EXTENSION OF CERTAIN EVENTS OF DEFAULT
TO THE GUARANTOR SUBSIDIARIES
     Section 501. Guarantor Subsidiaries. Any reference to “the Company” in Section 801(d) and (e) of the Original Indenture shall, for the purposes of the Senior Notes, be a reference to “the Company or one or both of the Guarantor Subsidiaries” and the reference to the “Board of Directors” in said Section 801(e) shall be a reference to the “Board of Directors of the Company or one or both of the Guarantor Subsidiaries.”
ARTICLE SIX
MISCELLANEOUS PROVISIONS
     Section 601. Ratification. The Original Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed. This First Supplemental Indenture shall be deemed part of the Original Indenture in the manner and to the extent provided herein and therein.
     Section 602. Governing Law. This First Supplemental Indenture and the Senior Notes shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute) except to the extent that the Trust Indenture Act shall be applicable.
     Section 603. Severability Clause. In case any provision in this First Supplemental Indenture or the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 604. Conflict with Trust Indenture Act. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this First Supplemental Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control unless otherwise provided as contemplated by Section 301 of the Original Indenture with respect to any series of Senior Notes.
     Section 605. No Additional Rights. Nothing in this First Supplemental Indenture is intended to or shall provide any rights to any parties other than those expressly contemplated by this First Supplemental Indenture.
     Section 606. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by the Company and Trustee shall bind their respective successors and assigns, whether so expressed or not.
     Section 607. Effective Date. This First Supplemental Indenture shall become effective upon the execution and delivery by the parties hereto.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

FIRSTENERGY SOLUTIONS CORP.
By:	/s/ Kelley E. Mendenhall
	Name:	Kelley E. Mendenhall
	Title:	Assistant Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:	/s/ Biagio S. Impala
	Name:	Biagio S. Impala
	Title:	Vice President

EXHIBIT A
[FORM OF 2015 SENIOR NOTE]
CUSIP NUMBER [          ]
ISIN NUMBER [             ]
(Face of Senior Note)
FIRSTENERGY SOLUTIONS CORP.
4.80% SENIOR NOTES DUE 2015
No. ___
$[          ]
          FIRSTENERGY SOLUTIONS CORP., an Ohio corporation (the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [ ] Dollars, or such greater or lesser amount as may from time to time be endorsed on the Schedule of Increases and Decreases of Interests in the Global Securities attached hereto (but in no event may such amount exceed the aggregate principal amount of Senior Notes authenticated pursuant to Section 303 of the Indenture referred to below and then outstanding pursuant to Section 201 of the First Supplemental Indenture) on the Stated Maturity specified below.
Original Issue Date: August 7, 2009
Stated Maturity: February 15, 2015
Interest Rate: 4.80%
Interest Payment Dates: February 15 and August 15, commencing February 15, 2010
Record Dates: The Business Day immediately preceding each Interest Payment Date so long as this Senior Note is issued in book-entry only form, otherwise the fifteenth calendar day next preceding each Interest Payment Date.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

FIRSTENERGY SOLUTIONS CORP.
By:
Name:
Title:

ATTEST:
By:
Name:
Title:

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]
          This is one of the Senior Notes of the series herein designated therein referred to in the within-mentioned Indenture.
Dated:                     , 20__
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.,
as Trustee
By:
                  Authorized Signatory

(Back of Senior Note)
FIRSTENERGY SOLUTIONS CORP.
4.80% SENIOR NOTES DUE 2015
[GLOBAL NOTE LEGEND]
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO AN ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
[TRANSFER RESTRICTION LEGEND]
     THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.
[144A LEGEND][REG S LEGEND (REPLACING TEMPORARY REG S LEGEND)]
     NEITHER THIS SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). EACH HOLDER HEREOF, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF FIRSTENERGY SOLUTIONS CORP. (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (“RULE 144”), (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER

TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR 904 OR REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

[TEMPORARY REG S LEGEND]
     THIS SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(k) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) (OTHER THAN A DISTRIBUTOR, AS SUCH TERM IS DEFINED UNDER RULE 902(d) UNDER THE SECURITIES ACT).
     NEITHER THIS SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT. EACH HOLDER HEREOF, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF FIRSTENERGY SOLUTIONS CORP. (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (“RULE 144”), (3) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR 904 OR REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

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Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated. The Securities are general obligations of the Company as described in the Indenture. This Senior Note is entitled to the benefits of the FGCO Guaranty and the NGC Guaranty on the terms set forth in the Indenture.
          1. Interest. FIRSTENERGY SOLUTIONS CORP., an Ohio corporation (the “Company”) promises to pay interest from the Original Issue Date specified above or from the most recent Interest Payment Date to which Interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on February 15, 2010, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment. No interest shall accrue at Maturity, so long as the principal amount of this Senior Note is paid at Maturity. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date (except for interest payable on the Stated Maturity specified above, or, if applicable, upon redemption or acceleration) will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Senior Note is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date; and provided, that interest payable on the Stated Maturity specified above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable on such Maturity. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Senior Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders not more than fifteen days or fewer than ten days prior to such Special Record Date. Payment of principal of, interest and premium, if any, on this Senior Note shall be payable pursuant to Section 601 of the Indenture.
          No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Senior Note at the times, place, and rate, in the coin or currency, and in the manner, herein prescribed.
          As used herein, “Business Day” shall mean each day that is not a day on which banking institutions or trust companies in the Borough of Manhattan, the City and State of New York, or in the city where the Global Corporate Trust Office of the Trustee is located, are obligated or authorized by law or executive order to close.
          2. Method of Payment. Payment of the principal of and premium, if any, on this Senior Note and interest hereon at the Stated Maturity shall be made upon presentation of this Senior Note at the Global Corporate Trust Office of our designated agent, The Bank of New York Mellon Trust Company, N.A., located at 1660 West 2nd Street, Cleveland, Ohio, 44113, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest, if any, on this Senior Note (other than interest at the Stated Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that (a) if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee or other Paying Agent and such Person and (b) if such Person is a Holder of $10,000,000 or more in aggregate principal amount of Senior Notes of this series such payment may be in immediately available funds by wire transfer to such account as may have been designated in writing by the Person entitled thereto as set forth herein in time for the Paying Agent to make such payments in accordance with its normal procedures. Any such designation for wire transfer purposes shall be made by filing the appropriate information with our designated agent, The Bank of New York Mellon Trust Company, N.A., at its Global Corporate Trust Office, located at 1660 West 2nd Street,

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Cleveland, Ohio, 44113, not less than fifteen calendar days prior to the applicable payment date and, unless revoked by written notice to the Trustee received on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date, shall remain in effect with respect to any further interest payments (other than interest payments at Maturity) with respect to this Senior Note payable to such Holder. Payment of the principal of and premium, if any, and interest, if any, on this Senior Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.
          If any Interest Payment Date, any Redemption Date, or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Senior Note on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such next succeeding Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date, or Stated Maturity, as the case may be, to such Business Day.
          3. Paying Agent and Security Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to any Holder. The Company or any of its subsidiaries may act in any such capacity; provided that if the Company or such subsidiary is acting as Paying Agent, the Company or such subsidiary shall segregate all funds held by it as Paying Agent and hold them in a separate trust fund for the benefit of the Holders.
          4. Registration of Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Security Register, upon surrender of this Senior Note for registration of transfer at the office of our designated agent, The Bank of New York Mellon Trust Company, N.A., located at 1660 West 2nd Street, Cleveland, Ohio, 44113, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.
          The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Senior Notes of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Senior Notes of this series called for redemption or (b) any Senior Note so selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.
          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the absolute owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
          5. Indenture. This Senior Note is a global security in respect of a duly authorized issue of 4.80% Senior Notes due 2015 (the “2015 Notes,” which term includes any global note representing such Senior Notes) of the Company, issued and issuable in one or more series under the Indenture and First Supplemental Indenture, both dated as of August 1, 2009 (such Indentures as originally executed and

2

delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular securities, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., under which The Bank of New York Mellon Trust Company, N.A. is trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, duties, and immunities of the Company, the Trustee, and the Holders of the Senior Notes thereunder and of the terms and conditions upon which the Senior Notes are, and are to be, authenticated and delivered. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Senior Note is one of the series designated above.
          6. Optional Redemption.
          This Senior Note is redeemable, at any time in whole or from time to time in part, at the Company’s option, on at least 30 days’, but not more than 60 days’, prior notice mailed to the registered address of each holder of the Senior Notes. The Redemption Price will be equal to the greater of: (1) 100% of the principal amount of the Senior Notes to be redeemed, and (2) as determined by the Independent Investment Banker (as defined below), the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted to the Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Adjusted Treasury Rate (as defined below) plus 35 basis points. In each case, accrued and unpaid interest will be payable to the Redemption Date.
          “Adjusted Treasury Rate” means, with respect to any Redemption Date:
•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from these yields on a straight line basis, rounding to the nearest month); or

•	if the release (or any successor release) is not published during the week preceding the calculation date or does not contain these yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.
          “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities (“Remaining Life”).

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          “Comparable Treasury Price” means (1) the average of three Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than three Reference Treasury Dealer Quotations, the average of all such quotations.
          “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.
          “Reference Treasury Dealer” means (i) each of Morgan Stanley & Co. Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc. and their respective successors; provided, however, that if any of the foregoing cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.
          “Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on this Senior Note that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to this Senior Note, the amount of the next succeeding scheduled interest payment on this Senior Note will be reduced by the amount of interest accrued on this Senior Note to such Redemption Date.
          On and after the Redemption Date, interest will cease to accrue on this Senior Note or any portion of the Senior Note called for redemption (unless the Company defaults in the payment of the Redemption Price and accrued interest. On or before the Redemption Date, the Company will deposit with the Paying Agent money sufficient to pay the Redemption Price of and accrued interest on the Senior Note to be redeemed on such date. If less than all the Senior Notes of any series are to be redeemed, the Senior Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.
          7. Mandatory Redemption.
          The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Senior Notes.
          8. Notice of Redemption. Notice of redemption shall be given by mail to Holders of Senior Notes, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Senior Note on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Senior Note.

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          In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of this series, of like tenor, representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.
          9. Repurchase at Option of Holder. If a Change of Control Triggering Event occurs, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to an offer (a “Change of Control Offer”) on the terms set forth in the Indenture. In the Change of Control Offer, the Company shall offer payment (a “Change of Control Purchase Price”) in cash equal to 101% of the aggregate principal amount of Senior Notes repurchased plus accrued and unpaid interest and Additional Interest, if any, thereon, to the date of repurchase (the “Change of Control Payment Date,” which date will be no earlier than the date of such Change of Control). No later than 30 days following any Change of Control Triggering Event, the Company shall mail a notice to each Holder stating that a Change of Control Triggering Event has occurred and offering to repurchase Senior Notes on the Change of Control Payment Date specified in such notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the Indenture and described in such notice. Holders of Senior Notes electing to have Senior Notes purchased pursuant to a Change of Control Offer will be required to surrender their Senior Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Senior Note completed, to the Paying Agent at the address specified in the notice, or transfer their Senior Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.
          10. Restrictions on Transfer. Each Holder shall be deemed to understand that the offer and sale of this Senior Note has not been registered under the Securities Act and that this Senior Note may not be offered or sold except as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder sells any Senior Notes, such Holder will do so only (A) to the Company, (B) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), (C) so long as such Senior Note is eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”) to a person whom it reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act, (E) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an Opinion of Counsel acceptable to the Company), or (F) pursuant to an effective registration statement under the Securities Act, and, in each case in accordance with any applicable securities laws of any state of the United States, and each Holder is further deemed to agree to provide to any person purchasing any Securities from it a notice advising such purchaser that resales of the Securities are restricted as stated herein.
          Each Holder shall be deemed to understand that, on any proposed resale of any Senior Notes pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and Company such certifications, legal opinions, and other information as the Trustee and Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.
          11. Denominations, Transfer, Exchange. The Senior Notes of this series are issuable only as registered Senior Notes, without coupons, and in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set

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forth, Senior Notes of this series are exchangeable for a like aggregate principal amount of Senior Notes of the same series and tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Senior Note or Senior Notes to be exchanged at the Corporate Trust Administration Office of our designated agent, The Bank of New York Mellon Trust Company, N.A., located at 1660 West 2nd Street, Cleveland, Ohio, 44113, or such other office or agency as may be designated by the Company from time to time.
          12. Amendment, Supplement and Waiver. The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Senior Notes of all series then outstanding under the Indenture; provided, however, that if there shall be Senior Notes of more than one series outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Senior Notes of any such series, then the consent of the Holders of only a majority in aggregate principal amount of the outstanding Senior Notes of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Senior Notes of any series shall have been issued in more than one tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Senior Notes of one or more, but less than all, of such tranches, then the consent only of the Holders of a majority in aggregate principal amount of the outstanding Senior Notes of all tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Senior Notes. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Senior Notes then outstanding, on behalf of the Holders of all Senior Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.
          13. Defaults and Remedies. If an Event of Default with respect to the Senior Notes of this series shall occur and be continuing, the principal of this Senior Note may be declared due and payable in the manner and with the effect provided in the Indenture.
          14. No Recourse Against Others. As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Senior Notes, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant, or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer, or director, as such, past, present, or future of the Company or of any predecessor or successor corporation (either directly or through the Company, or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and this Senior Note are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.
          15. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

6

          16. Additional Rights of Holders. Pursuant to the Registration Rights Agreement dated August 7, 2009 between the Company and Morgan Stanley & Co. Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc., as representatives of the initial purchasers (the “Registration Rights Agreement”), the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Senior Note shall have the right to exchange this Senior Note for the Company’s 4.80% Exchange Senior Note due 2015 (the “2015 Exchange Note”), at such time as such 2015 Exchange Note shall have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to this Senior Note (except that such 2015 Exchange Note will not contain terms with respect to registration rights, the payment of additional interest, and other provisions restricting transfers and resales, including this paragraph). The Holders of this Senior Note shall be entitled to receive certain additional interest payments at the rate per annum of 0.25% in the event such exchange offer is not consummated within 210 days after the Closing Date (as defined in the Registration Rights Agreement) and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.
          17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
          The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:
FirstEnergy Solutions Corp.
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308-1890
Attention: Shareholder Services
(800) 736-3402
          18. Discharge and Defeasance. As provided in the Indenture and subject to certain limitations therein and herein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company) in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and premium, if any, and interest, if any, on this Senior Note when due.
          19. Merger, Consolidation. The Indenture contains terms, provisions, and conditions relating to the consolidation or merger of the Company with or into, and the conveyance or other transfer, or lease, of assets to, another Person, to the assumption by such other Person, in certain circumstances, of all of the obligations of the Company under the Indenture and on the Senior Notes and to the release and discharge of the Company in certain circumstances, from such obligations.
          20. Governing Law. The Indenture, the Supplemental Indenture and the Senior Notes shall be governed by and construed in accordance with the laws of the State of New York.

7

CERTIFICATE OF TRANSFER
4.80% SENIOR NOTE DUE 2015
FOR VALUE RECEIVED, the undersigned sells, assigns, and transfers unto
     PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
Name and address of assignee must be printed or typewritten:
     $                                                                                                                                                principal amount of or beneficial interests* in the within Senior Note of the Company and does hereby irrevocably constitute and appoint to transfer the said principal amount of or beneficial interests in said Senior Note on the books of the within-named Company, with full power of substitution in the premises.
     The undersigned certifies that said principal amount of or beneficial interests in said Senior Note are being resold, pledged, or otherwise transferred as follows: (check one)
☐ to the Company;
☐ pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available);
☐ to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge, or other transfer is being made in reliance on Rule 144A;
☐ in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act;
☐ as otherwise permitted by the non-registration legend appearing on this Senior Note; or
☐ as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

Dated:	Signature:

Print name:
     NOTICE. The signature to this assignment must correspond with the name as written upon the face of the Senior Note in every particular without alteration or enlargement or any change whatsoever.
     SIGNATURE GUARANTEE. Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

*	transfers of beneficial interests in this security may be made only to another global security of the same series or as otherwise permitted by applicable securities laws.

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OPTION OF HOLDER TO ELECT PURCHASE
     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 302 of the First Supplemental Indenture, check the box below:
☐ Section 302
     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 302 of the First Supplemental Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face
of this Senior Note)

Tax Identification No.:
     Signature Guarantee1:

[1]	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

9

SCHEDULE OF INCREASES AND DECREASES OF INTERESTS
IN THE GLOBAL SECURITIES
The following increases or decreases in this Global Security have been made:

Amount of
	decrease		Principal Amount
	in Principal	Amount of increase	of this Global
	Amount of	in Principal Amount	Security following	Signature of
Date of	this Global	of	such decrease	authorized officer of
Exchange	Security	this Global Security	(or increase)	Trustee

10

AFFIRMATION OF GUARANTY
     Reference is hereby made to that certain Guaranty, dated as of March 26, 2007 (the “Guaranty”), executed and delivered by the undersigned in favor of the Guaranteed Parties as defined therein and acknowledged by FirstEnergy Solutions Corp. (the “Company”).
     The undersigned hereby affirms:
     (i) that the Senior Notes of the Company constitute FES Indebtedness (as defined in the Guaranty) and are Guaranteed Obligations (as defined in the Guaranty); and
     (ii) the Holder of the Senior Notes to which this affirmation is attached and the Trustee are Guaranteed Parties (as defined in the Guaranty); and
     (iii) its obligations under the Guaranty to the Guaranteed Parties thereunder in respect of the due and punctual payment of the principal of, premium and Additional Interest, if any, and interest on, such Senior Notes, whether at maturity, by acceleration, redemption or otherwise.
     Capitalized terms not defined herein have the meaning set forth in the First Supplemental Indenture.
     IN WITNESS WHEREOF, the undersigned has executed this Affirmation as of this 7th day of August, 2009.

FIRSTENERGY GENERATION CORP.
By:
	Name:	James F. Pearson
	Title:	Vice President and Treasurer

AFFIRMATION OF GUARANTY
     Reference is hereby made to that certain Guaranty, dated as of March 26, 2007 (the “Guaranty”), executed and delivered by the undersigned in favor of the Guaranteed Parties as defined therein and acknowledged by FirstEnergy Solutions Corp. (the “Company”).
     The undersigned hereby affirms:
     (i) that the Senior Notes of the Company constitute FES Indebtedness (as defined in the Guaranty) and are Guaranteed Obligations (as defined in the Guaranty); and
     (ii) the Holder of the Senior Notes to which this affirmation is attached and the Trustee are Guaranteed Parties (as defined in the Guaranty); and
     (iii) its obligations under the Guaranty to the Guaranteed Parties thereunder in respect of the due and punctual payment of the principal of, premium and Additional Interest, if any, and interest on, such Senior Notes, whether at maturity, by acceleration, redemption or otherwise.
     Capitalized terms not defined herein have the meaning set forth in the First Supplemental Indenture.
     IN WITNESS WHEREOF, the undersigned has executed this Affirmation as of this 7th day of August, 2009.

FIRSTENERGY NUCLEAR GENERATION CORP.
By:
	Name:	James F. Pearson
	Title:	Vice President and Treasurer

EXHIBIT B
[FORM OF 2021 SENIOR NOTE]
CUSIP NUMBER [           ]
ISIN NUMBER [              ]
(Face of Senior Note)
FIRSTENERGY SOLUTIONS CORP.
6.05% SENIOR NOTES DUE 2021
No. __
$[                ]
          FIRSTENERGY SOLUTIONS CORP., an Ohio corporation(the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [           ] Dollars, or such greater or lesser amount as may from time to time be endorsed on the Schedule of Increases and Decreases of Interests in the Global Securities attached hereto (but in no event may such amount exceed the aggregate principal amount of Senior Notes authenticated pursuant to Section 303 of the Indenture referred to below and then outstanding pursuant to Section 201 of the First Supplemental Indenture) on the Stated Maturity specified below.
Original Issue Date: August 7, 2009
Stated Maturity: August 15, 2021
Interest Rate: 6.05%
Interest Payment Dates: February 15 and August 15, commencing February 15, 2010
Record Dates: The Business Day immediately preceding each Interest Payment Date so long as this Senior Note is issued in book-entry only form, otherwise the fifteenth calendar day next preceding each Interest Payment Date.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

FIRSTENERGY SOLUTIONS CORP.
By:
Name:
Title:

ATTEST:
By:
Name:
Title:

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]
          This is one of the Senior Notes of the series herein designated therein referred to in the within-mentioned Indenture.
Dated:                     , 20__
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

(Back of Senior Note)
FIRSTENERGY SOLUTIONS CORP.
6.05% SENIOR NOTES DUE 2021
[GLOBAL NOTE LEGEND]
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO AN ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
[TRANSFER RESTRICTION LEGEND]
     THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.
[144A LEGEND][REG S LEGEND (REPLACING TEMPORARY REG S LEGEND)]
     NEITHER THIS SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). EACH HOLDER HEREOF, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF FIRSTENERGY SOLUTIONS CORP. (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (“RULE 144”), (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER

TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR 904 OR REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

[TEMPORARY REG S LEGEND]
     THIS SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(k) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) (OTHER THAN A DISTRIBUTOR, AS SUCH TERM IS DEFINED UNDER RULE 902(d) UNDER THE SECURITIES ACT).
     NEITHER THIS SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT. EACH HOLDER HEREOF, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF FIRSTENERGY SOLUTIONS CORP. (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (“RULE 144”), (3) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR 904 OR REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated. The Securities are general obligations of the Company as described in the Indenture. This Senior Note is entitled to the benefits of the FGCO Guaranty and the NGC Guaranty on the terms set forth in the Indenture.
          1. Interest. FIRSTENERGY SOLUTIONS CORP., an Ohio corporation (the “Company”) promises to pay interest from the Original Issue Date specified above or from the most recent Interest Payment Date to which Interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on February 15, 2010, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment. No interest shall accrue at Maturity, so long as the principal amount of this Senior Note is paid at Maturity. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date (except for interest payable on the Stated Maturity specified above, or, if applicable, upon redemption or acceleration) will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Senior Note is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date; and provided, that interest payable on the Stated Maturity specified above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable on such Maturity. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Senior Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders not more than fifteen days or fewer than ten days prior to such Special Record Date. Payment of principal of, interest and premium, if any, on this Senior Note shall be payable pursuant to Section 601 of the Indenture.
          No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Senior Note at the times, place, and rate, in the coin or currency, and in the manner, herein prescribed.
          As used herein, “Business Day” shall mean each day that is not a day on which banking institutions or trust companies in the Borough of Manhattan, the City and State of New York, or in the city where the Global Corporate Trust Office of the Trustee is located, are obligated or authorized by law or executive order to close.
          2. Method of Payment. Payment of the principal of and premium, if any, on this Senior Note and interest hereon at the Stated Maturity shall be made upon presentation of this Senior Note at the Global Corporate Trust Office of our designated agent, The Bank of New York Mellon Trust Company, N.A., located at 1660 West 2nd Street, Cleveland, Ohio, 44113, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest, if any, on this Senior Note (other than interest at the Stated Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that (a) if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee or other Paying Agent and such Person and (b) if such Person is a Holder of $10,000,000 or more in aggregate principal amount of Senior Notes of this series such payment may be in immediately available funds by wire transfer to such account as may have been designated in writing by the Person entitled thereto as set forth herein in time for the Paying Agent to make such payments in accordance with its normal procedures. Any such designation for wire transfer purposes shall be made by filing the appropriate information with our designated agent, The Bank of New York Mellon Trust Company, N.A., at its Global Corporate Trust Office, located at 1660 West 2nd Street,

1

Cleveland, Ohio, 44113, not less than fifteen calendar days prior to the applicable payment date and, unless revoked by written notice to the Trustee received on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date, shall remain in effect with respect to any further interest payments (other than interest payments at Maturity) with respect to this Senior Note payable to such Holder. Payment of the principal of and premium, if any, and interest, if any, on this Senior Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.
          If any Interest Payment Date, any Redemption Date, or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Senior Note on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such next succeeding Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date, or Stated Maturity, as the case may be, to such Business Day.
          3. Paying Agent and Security Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to any Holder. The Company or any of its subsidiaries may act in any such capacity; provided that if the Company or such subsidiary is acting as Paying Agent, the Company or such subsidiary shall segregate all funds held by it as Paying Agent and hold them in a separate trust fund for the benefit of the Holders.
          4. Registration of Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Security Register, upon surrender of this Senior Note for registration of transfer at the office of our designated agent, The Bank of New York Mellon Trust Company, N.A., located at 1660 West 2nd Street, Cleveland, Ohio, 44113, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.
          The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Senior Notes of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Senior Notes of this series called for redemption or (b) any Senior Note so selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.
          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the absolute owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
          5. Indenture. This Senior Note is a global security in respect of a duly authorized issue of 6.05% Senior Notes due 2021 (the “2021 Notes,” which term includes any global note representing such Senior Notes) of the Company, issued and issuable in one or more series under the Indenture and First Supplemental Indenture, both dated as of August 1, 2009 (such Indentures as originally executed and

2

delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular securities, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., under which The Bank of New York Mellon Trust Company, N.A. is trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, duties, and immunities of the Company, the Trustee, and the Holders of the Senior Notes thereunder and of the terms and conditions upon which the Senior Notes are, and are to be, authenticated and delivered. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Senior Note is one of the series designated above.
          6. Optional Redemption.
          This Senior Note is redeemable, at any time in whole or from time to time in part, at the Company’s option, on at least 30 days’, but not more than 60 days’, prior notice mailed to the registered address of each holder of the Senior Notes. The Redemption Price will be equal to the greater of: (1) 100% of the principal amount of the Senior Notes to be redeemed, and (2) as determined by the Independent Investment Banker (as defined below), the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted to the Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Adjusted Treasury Rate (as defined below) plus 40 basis points. In each case, accrued and unpaid interest will be payable to the Redemption Date.
          “Adjusted Treasury Rate” means, with respect to any Redemption Date:
•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from these yields on a straight line basis, rounding to the nearest month); or

•	if the release (or any successor release) is not published during the week preceding the calculation date or does not contain these yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.
          “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities (“Remaining Life”).

3

          “Comparable Treasury Price” means (1) the average of three Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than three Reference Treasury Dealer Quotations, the average of all such quotations.
          “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.
          “Reference Treasury Dealer” means (i) each of Morgan Stanley & Co. Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc. and their respective successors; provided, however, that if any of the foregoing cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.
          “Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on this Senior Note that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to this Senior Note, the amount of the next succeeding scheduled interest payment on this Senior Note will be reduced by the amount of interest accrued on this Senior Note to such Redemption Date.
          On and after the Redemption Date, interest will cease to accrue on this Senior Note or any portion of the Senior Note called for redemption (unless the Company defaults in the payment of the Redemption Price and accrued interest. On or before the Redemption Date, the Company will deposit with the Paying Agent money sufficient to pay the Redemption Price of and accrued interest on the Senior Note to be redeemed on such date. If less than all the Senior Notes of any series are to be redeemed, the Senior Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.
          7. Mandatory Redemption.
          The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Senior Notes.
          8. Notice of Redemption. Notice of redemption shall be given by mail to Holders of Senior Notes, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Senior Note on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Senior Note.

4

          In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of this series, of like tenor, representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.
9. Repurchase at Option of Holder. If a Change of Control Triggering Event occurs, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to an offer (a “Change of Control Offer”) on the terms set forth in the Indenture. In the Change of Control Offer, the Company shall offer payment (a “Change of Control Purchase Price”) in cash equal to 101% of the aggregate principal amount of Senior Notes repurchased plus accrued and unpaid interest and Additional Interest, if any, thereon, to the date of repurchase (the “Change of Control Payment Date,” which date will be no earlier than the date of such Change of Control). No later than 30 days following any Change of Control Triggering Event, the Company shall mail a notice to each Holder stating that a Change of Control Triggering Event has occurred and offering to repurchase Senior Notes on the Change of Control Payment Date specified in such notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the Indenture and described in such notice. Holders of Senior Notes electing to have Senior Notes purchased pursuant to a Change of Control Offer will be required to surrender their Senior Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Senior Note completed, to the Paying Agent at the address specified in the notice, or transfer their Senior Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.
          10. Restrictions on Transfer. Each Holder shall be deemed to understand that the offer and sale of this Senior Note has not been registered under the Securities Act and that this Senior Note may not be offered or sold except as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder sells any Senior Notes, such Holder will do so only (A) to the Company, (B) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), (C) so long as such Senior Note is eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”) to a person whom it reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act, (E) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an Opinion of Counsel acceptable to the Company), or (F) pursuant to an effective registration statement under the Securities Act and, in each case in accordance with any applicable securities laws of any state of the United States, and each Holder is further deemed to agree to provide to any person purchasing any Securities from it a notice advising such purchaser that resales of the Securities are restricted as stated herein.
          Each Holder shall be deemed to understand that, on any proposed resale of any Senior Notes pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and Company such certifications, legal opinions, and other information as the Trustee and Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.
          11. Denominations, Transfer, Exchange. The Senior Notes of this series are issuable only as registered Senior Notes, without coupons, and in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set

5

forth, Senior Notes of this series are exchangeable for a like aggregate principal amount of Senior Notes of the same series and tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Senior Note or Senior Notes to be exchanged at the Corporate Trust Administration Office of our designated agent, The Bank of New York Mellon Trust Company, N.A., located at 1660 West 2nd Street, Cleveland, Ohio, 44113, or such other office or agency as may be designated by the Company from time to time.
          12. Amendment, Supplement and Waiver. The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Senior Notes of all series then outstanding under the Indenture; provided, however, that if there shall be Senior Notes of more than one series outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Senior Notes of any such series, then the consent of the Holders of only a majority in aggregate principal amount of the outstanding Senior Notes of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Senior Notes of any series shall have been issued in more than one tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Senior Notes of one or more, but less than all, of such tranches, then the consent only of the Holders of a majority in aggregate principal amount of the outstanding Senior Notes of all tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Senior Notes. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Senior Notes then outstanding, on behalf of the Holders of all Senior Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.
          13. Defaults and Remedies. If an Event of Default with respect to the Senior Notes of this series shall occur and be continuing, the principal of this Senior Note may be declared due and payable in the manner and with the effect provided in the Indenture.
          14. No Recourse Against Others. As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Senior Notes, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant, or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present, or future of the Company or of any predecessor or successor corporation (either directly or through the Company, or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and this Senior Note are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.
          15. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

6

          16. Additional Rights of Holders. Pursuant to the Registration Rights Agreement dated August 7, 2009 between the Company and Morgan Stanley & Co. Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc., as representatives of the initial purchasers (the “Registration Rights Agreement”), the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Senior Note shall have the right to exchange this Senior Note for the Company’s 6.05% Exchange Senior Note due 2021 (the “2021 Exchange Note”), at such time as such 2021 Exchange Note shall have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to this Senior Note (except that such 2021 Exchange Note will not contain terms with respect to registration rights, the payment of additional interest, and other provisions restricting transfers and resales, including this paragraph). The Holders of this Senior Note shall be entitled to receive certain additional interest payments at the rate per annum of 0.25% in the event such exchange offer is not consummated within 210 days after the Closing Date (as defined in the Registration Rights Agreement) and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.
          17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
          The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:
FirstEnergy Solutions Corp.
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308-1890
Attention: Shareholder Services
(800) 736-3402
          18. Discharge and Defeasance. As provided in the Indenture and subject to certain limitations therein and herein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company) in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and premium, if any, and interest, if any, on this Senior Note when due.
          19. Merger, Consolidation. The Indenture contains terms, provisions, and conditions relating to the consolidation or merger of the Company with or into, and the conveyance or other transfer, or lease, of assets to, another Person, to the assumption by such other Person, in certain circumstances, of all of the obligations of the Company under the Indenture and on the Senior Notes and to the release and discharge of the Company in certain circumstances, from such obligations.
          20. Governing Law. The Indenture, the Supplemental Indenture and the Senior Notes shall be governed by and construed in accordance with the laws of the State of New York.

7

CERTIFICATE OF TRANSFER
6.05% SENIOR NOTE DUE 2021
FOR VALUE RECEIVED, the undersigned sells, assigns, and transfers unto
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
          Name and address of assignee must be printed or typewritten:

$

principal amount of or beneficial interests* in the within Senior Note of the Company and does hereby irrevocably constitute and appoint                                          to transfer the said principal amount of or beneficial interests in said Senior Note on the books of the within-named Company, with full power of substitution in the premises.
     The undersigned certifies that said principal amount of or beneficial interests in said Senior Note are being resold, pledged, or otherwise transferred as follows: (check one)
☐ to the Company;
☐ pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available);
☐ to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge, or other transfer is being made in reliance on Rule 144A;
☐ in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act;
☐ as otherwise permitted by the non-registration legend appearing on this Senior Note; or
☐ as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

Dated:	Signature:

Print name:
     NOTICE. The signature to this assignment must correspond with the name as written upon the face of the Senior Note in every particular without alteration or enlargement or any change whatsoever.
     SIGNATURE GUARANTEE. Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

*	transfers of beneficial interests in this security may be made only to another global security of the same series or as otherwise permitted by applicable securities laws.

8

OPTION OF HOLDER TO ELECT PURCHASE
     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 302 of the First Supplemental Indenture, check the box below:
☐ Section 302
     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 302 of the First Supplemental Indenture, state the amount you elect to have purchased:
$
Date:

Your Signature:

(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

          Signature Guarantee1:

[1]	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

9

SCHEDULE OF INCREASES AND DECREASES OF INTERESTS
IN THE GLOBAL SECURITIES
     The following increases or decreases in this Global Security have been made:

Amount of
	decrease		Principal Amount
	in Principal	Amount of increase	of this Global
	Amount of	in Principal Amount	Security following	Signature of
Date of	this Global	of	such decrease	authorized officer of
Exchange	Security	this Global Security	(or increase)	Trustee

10

AFFIRMATION OF GUARANTY
     Reference is hereby made to that certain Guaranty, dated as of March 26, 2007 (the “Guaranty”), executed and delivered by the undersigned in favor of the Guaranteed Parties as defined therein and acknowledged by FirstEnergy Solutions Corp. (the “Company”).
     The undersigned hereby affirms:
     (i) that the Senior Notes of the Company constitute FES Indebtedness (as defined in the Guaranty) and are Guaranteed Obligations (as defined in the Guaranty); and
     (ii) the Holder of the Senior Notes to which this affirmation is attached and the Trustee are Guaranteed Parties (as defined in the Guaranty); and
     (iii) its obligations under the Guaranty to the Guaranteed Parties thereunder in respect of the due and punctual payment of the principal of, premium and Additional Interest, if any, and interest on, such Senior Notes, whether at maturity, by acceleration, redemption or otherwise.
     Capitalized terms not defined herein have the meaning set forth in the First Supplemental Indenture.
     IN WITNESS WHEREOF, the undersigned has executed this Affirmation as of this 7th day of August, 2009.

FIRSTENERGY GENERATION CORP.
By:
	Name:	James F. Pearson
	Title:	Vice President and Treasurer

AFFIRMATION OF GUARANTY
     Reference is hereby made to that certain Guaranty, dated as of March 26, 2007 (the “Guaranty”), executed and delivered by the undersigned in favor of the Guaranteed Parties as defined therein and acknowledged by FirstEnergy Solutions Corp. (the “Company”).
     The undersigned hereby affirms:
     (i) that the Senior Notes of the Company constitute FES Indebtedness (as defined in the Guaranty) and are Guaranteed Obligations (as defined in the Guaranty); and
     (ii) the Holder of the Senior Notes to which this affirmation is attached and the Trustee are Guaranteed Parties (as defined in the Guaranty); and
     (iii) its obligations under the Guaranty to the Guaranteed Parties thereunder in respect of the due and punctual payment of the principal of, premium and Additional Interest, if any, and interest on, such Senior Notes, whether at maturity, by acceleration, redemption or otherwise.
     Capitalized terms not defined herein have the meaning set forth in the First Supplemental Indenture.
     IN WITNESS WHEREOF, the undersigned has executed this Affirmation as of this 7th day of August, 2009.

FIRSTENERGY NUCLEAR GENERATION CORP.
By:
	Name:	James F. Pearson
	Title:	Vice President and Treasurer

EXHIBIT C
[FORM OF 2039 SENIOR NOTE]
CUSIP NUMBER [              ]
ISIN NUMBER [                 ]
(Face of Senior Note)
FIRSTENERGY SOLUTIONS CORP.
6.80% SENIOR NOTES DUE 2039
No. __
$[                      ]
          FIRSTENERGY SOLUTIONS CORP., an Ohio corporation (the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [                     ] Dollars, or such greater or lesser amount as may from time to time be endorsed on the Schedule of Increases and Decreases of Interests in the Global Securities attached hereto (but in no event may such amount exceed the aggregate principal amount of Senior Notes authenticated pursuant to Section 303 of the Indenture referred to below and then outstanding pursuant to Section 201 of the First Supplemental Indenture) on the Stated Maturity specified below.
Original Issue Date: August 7, 2009
Stated Maturity: August 15, 2039
Interest Rate: 6.80%
Interest Payment Dates: February 15 and August 15, commencing February 15, 2010
Record Dates: The Business Day immediately preceding each Interest Payment Date so long as this Senior Note is issued in book-entry only form, otherwise the fifteenth calendar day next preceding each Interest Payment Date.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name by the manual or facsimile signature of an Authorized Executive Officer and attested by the manual or facsimile signature of another Authorized Executive Officer.

FIRSTENERGY SOLUTIONS CORP.
By:
Name:
Title:

ATTEST:
By:
Name:
Title:

[FORM OF TRUSTEE’S AUTHENTICATION CERTIFICATE]
          This is one of the Senior Notes of the series herein designated therein referred to in the within-mentioned Indenture.
Dated:                     , 20___
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.,
as Trustee

By:
Authorized Signatory

(Back of Senior Note)
FIRSTENERGY SOLUTIONS CORP.
6.80% SENIOR NOTES DUE 2039
[GLOBAL NOTE LEGEND]
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO AN ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
[TRANSFER RESTRICTION LEGEND]
     THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.
[144A LEGEND][REG S LEGEND (REPLACING TEMPORARY REG S LEGEND)]
     NEITHER THIS SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). EACH HOLDER HEREOF, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF FIRSTENERGY SOLUTIONS CORP. (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (“RULE 144”), (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER

TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR 904 OR REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

[TEMPORARY REG S LEGEND]
     THIS SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(k) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) (OTHER THAN A DISTRIBUTOR, AS SUCH TERM IS DEFINED UNDER RULE 902(d) UNDER THE SECURITIES ACT).
     NEITHER THIS SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT. EACH HOLDER HEREOF, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF FIRSTENERGY SOLUTIONS CORP. (THE “COMPANY”) THAT THIS SECURITY MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (“RULE 144”), (3) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR 904 OR REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated. The Securities are general obligations of the Company as described in the Indenture. This Senior Note is entitled to the benefits of the FGCO Guaranty and the NGC Guaranty on the terms set forth in the Indenture.
          1. Interest. FIRSTENERGY SOLUTIONS CORP., an Ohio corporation (the “Company”) promises to pay interest from the Original Issue Date specified above or from the most recent Interest Payment Date to which Interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on February 15, 2010, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment. No interest shall accrue at Maturity, so long as the principal amount of this Senior Note is paid at Maturity. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date (except for interest payable on the Stated Maturity specified above, or, if applicable, upon redemption or acceleration) will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Senior Note is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date; and provided, that interest payable on the Stated Maturity specified above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable on such Maturity. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Senior Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders not more than fifteen days or fewer than ten days prior to such Special Record Date. Payment of principal of, interest and premium, if any, on this Senior Note shall be payable pursuant to Section 601 of the Indenture.
          No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Senior Note at the times, place, and rate, in the coin or currency, and in the manner, herein prescribed.
          As used herein, “Business Day” shall mean each day that is not a day on which banking institutions or trust companies in the Borough of Manhattan, the City and State of New York, or in the city where the Global Corporate Trust Office of the Trustee is located, are obligated or authorized by law or executive order to close.
          2. Method of Payment. Payment of the principal of and premium, if any, on this Senior Note and interest hereon at the Stated Maturity shall be made upon presentation of this Senior Note at the Global Corporate Trust Office of our designated agent, The Bank of New York Mellon Trust Company, N.A., located at 1660 West 2nd Street, Cleveland, Ohio, 44113, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest, if any, on this Senior Note (other than interest at the Stated Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that (a) if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee or other Paying Agent and such Person and (b) if such Person is a Holder of $10,000,000 or more in aggregate principal amount of Senior Notes of this series such payment may be in immediately available funds by wire transfer to such account as may have been designated in writing by the Person entitled thereto as set forth herein in time for the Paying Agent to make such payments in accordance with its normal procedures. Any such designation for wire transfer purposes shall be made by filing the appropriate information with our designated agent, The Bank of New York Mellon Trust Company, N.A., at its Global Corporate Trust Office, located at 1660 West 2nd Street,

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Cleveland, Ohio, 44113, not less than fifteen calendar days prior to the applicable payment date and, unless revoked by written notice to the Trustee received on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date, shall remain in effect with respect to any further interest payments (other than interest payments at Maturity) with respect to this Senior Note payable to such Holder. Payment of the principal of and premium, if any, and interest, if any, on this Senior Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.
          If any Interest Payment Date, any Redemption Date, or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Senior Note on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such next succeeding Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date, or Stated Maturity, as the case may be, to such Business Day.
          3. Paying Agent and Security Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to any Holder. The Company or any of its subsidiaries may act in any such capacity; provided that if the Company or such subsidiary is acting as Paying Agent, the Company or such subsidiary shall segregate all funds held by it as Paying Agent and hold them in a separate trust fund for the benefit of the Holders.
          4. Registration of Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Security Register, upon surrender of this Senior Note for registration of transfer at the office of our designated agent, The Bank of New York Mellon Trust Company, N.A., located at 1660 West 2nd Street, Cleveland, Ohio, 44113, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.
          The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Senior Notes of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Senior Notes of this series called for redemption or (b) any Senior Note so selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.
          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the absolute owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
          5. Indenture. This Senior Note is a global security in respect of a duly authorized issue of 6.80% Senior Notes due 2039 (the “2039 Notes,” which term includes any global note representing such Senior Notes) of the Company, issued and issuable in one or more series under the Indenture and First Supplemental Indenture, both dated as of August 1, 2009 (such Indentures as originally executed and

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delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular securities, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., under which The Bank of New York Mellon Trust Company, N.A. is trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, duties, and immunities of the Company, the Trustee, and the Holders of the Senior Notes thereunder and of the terms and conditions upon which the Senior Notes are, and are to be, authenticated and delivered. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Senior Note is one of the series designated above.
          6. Optional Redemption.
          This Senior Note is redeemable, at any time in whole or from time to time in part, at the Company’s option, on at least 30 days’, but not more than 60 days’, prior notice mailed to the registered address of each holder of the Senior Notes. The Redemption Price will be equal to the greater of: (1) 100% of the principal amount of the Senior Notes to be redeemed, and (2) as determined by the Independent Investment Banker (as defined below), the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted to the Redemption Date, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Adjusted Treasury Rate (as defined below) plus 40 basis points. In each case, accrued and unpaid interest will be payable to the Redemption Date.
          “Adjusted Treasury Rate” means, with respect to any Redemption Date:
•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from these yields on a straight line basis, rounding to the nearest month); or

•	if the release (or any successor release) is not published during the week preceding the calculation date or does not contain these yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.
          “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such securities (“Remaining Life”).

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          “Comparable Treasury Price” means (1) the average of three Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than three Reference Treasury Dealer Quotations, the average of all such quotations.
          “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.
          “Reference Treasury Dealer” means (i) each of Morgan Stanley & Co. Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc. and their respective successors; provided, however, that if any of the foregoing cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.
          “Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on this Senior Note that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to this Senior Note, the amount of the next succeeding scheduled interest payment on this Senior Note will be reduced by the amount of interest accrued on this Senior Note to such Redemption Date.
          On and after the Redemption Date, interest will cease to accrue on this Senior Note or any portion of the Senior Note called for redemption (unless the Company defaults in the payment of the Redemption Price and accrued interest. On or before the Redemption Date, the Company will deposit with the Paying Agent money sufficient to pay the Redemption Price of and accrued interest on the Senior Note to be redeemed on such date. If less than all the Senior Notes of any series are to be redeemed, the Senior Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.
          7. Mandatory Redemption.
          The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Senior Notes.
          8. Notice of Redemption. Notice of redemption shall be given by mail to Holders of Senior Notes, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Senior Note on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Senior Note.

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          In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of this series, of like tenor, representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.
          9. Repurchase at Option of Holder. If a Change of Control Triggering Event occurs, each Holder of Senior Notes will have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to an offer (a “Change of Control Offer”) on the terms set forth in the Indenture. In the Change of Control Offer, the Company shall offer payment (a “Change of Control Purchase Price”) in cash equal to 101% of the aggregate principal amount of Senior Notes repurchased plus accrued and unpaid interest and Additional Interest, if any, thereon, to the date of repurchase (the “Change of Control Payment Date,” which date will be no earlier than the date of such Change of Control). No later than 30 days following any Change of Control Triggering Event, the Company shall mail a notice to each Holder stating that a Change of Control Triggering Event has occurred and offering to repurchase Senior Notes on the Change of Control Payment Date specified in such notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the Indenture and described in such notice. Holders of Senior Notes electing to have Senior Notes purchased pursuant to a Change of Control Offer will be required to surrender their Senior Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Senior Note completed, to the Paying Agent at the address specified in the notice, or transfer their Senior Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.
          10. Restrictions on Transfer. Each Holder shall be deemed to understand that the offer and sale of this Senior Note has not been registered under the Securities Act and that this Senior Note may not be offered or sold except as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder sells any Senior Notes, such Holder will do so only (A) to the Company, (B) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), (C) so long as such Senior Note is eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”) to a person whom it reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act, (E) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an Opinion of Counsel acceptable to the Company), or (F) pursuant to an effective registration statement under the Securities Act, and, in each case in accordance with any applicable securities laws of any state of the United States, and each Holder is further deemed to agree to provide to any person purchasing any Securities from it a notice advising such purchaser that resales of the Securities are restricted as stated herein.
          Each Holder shall be deemed to understand that, on any proposed resale of any Senior Notes pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and Company such certifications, legal opinions, and other information as the Trustee and Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.
          11. Denominations, Transfer, Exchange. The Senior Notes of this series are issuable only as registered Senior Notes, without coupons, and in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes of this series are exchangeable for a like aggregate principal amount of Senior Notes

5

of the same series and tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Senior Note or Senior Notes to be exchanged at the Corporate Trust Administration Office of our designated agent, The Bank of New York Mellon Trust Company, N.A., located at 1660 West 2nd Street, Cleveland, Ohio, 44113, or such other office or agency as may be designated by the Company from time to time.
          12. Amendment, Supplement and Waiver. The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Senior Notes of all series then outstanding under the Indenture; provided, however, that if there shall be Senior Notes of more than one series outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Senior Notes of any such series, then the consent of the Holders of only a majority in aggregate principal amount of the outstanding Senior Notes of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Senior Notes of any series shall have been issued in more than one tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Senior Notes of one or more, but less than all, of such tranches, then the consent only of the Holders of a majority in aggregate principal amount of the outstanding Senior Notes of all tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Senior Notes. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Senior Notes then outstanding, on behalf of the Holders of all Senior Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.
          13. Defaults and Remedies. If an Event of Default with respect to the Senior Notes of this series shall occur and be continuing, the principal of this Senior Note may be declared due and payable in the manner and with the effect provided in the Indenture.
          14. No Recourse Against Others. As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Senior Notes, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant, or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer, or director, as such, past, present, or future of the Company or of any predecessor or successor corporation (either directly or through the Company, or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and this Senior Note are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.
     15. Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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          16. Additional Rights of Holders. Pursuant to the Registration Rights Agreement dated August 7, 2009 between the Company and Morgan Stanley & Co. Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc., as representatives of the initial purchasers (the “Registration Rights Agreement”), the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Senior Note shall have the right to exchange this Senior Note for the Company’s 6.80% Exchange Senior Note due 2039 (the “2039 Exchange Note”), at such time as such 2039 Exchange Note shall have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to this Senior Note (except that such 2039 Exchange Note will not contain terms with respect to registration rights, the payment of additional interest, and other provisions restricting transfers and resales, including this paragraph). The Holders of this Senior Note shall be entitled to receive certain additional interest payments at the rate per annum of 0.25% in the event such exchange offer is not consummated within 210 days after the Closing Date (as defined in the Registration Rights Agreement) and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.
          17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
          The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:
FirstEnergy Solutions Corp.
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308-1890
Attention: Shareholder Services
(800) 736-3402
          18. Discharge and Defeasance. As provided in the Indenture and subject to certain limitations therein and herein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company) in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and premium, if any, and interest, if any, on this Senior Note when due.
          19. Merger, Consolidation. The Indenture contains terms, provisions, and conditions relating to the consolidation or merger of the Company with or into, and the conveyance or other transfer, or lease, of assets to, another Person, to the assumption by such other Person, in certain circumstances, of all of the obligations of the Company under the Indenture and on the Senior Notes and to the release and discharge of the Company in certain circumstances, from such obligations.
          20. Governing Law. The Indenture, the Supplemental Indenture, and the Senior Notes shall be governed by and construed in accordance with the laws of the State of New York.

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CERTIFICATE OF TRANSFER

6.80% SENIOR NOTE DUE 2039

FOR VALUE RECEIVED, the undersigned sells, assigns, and transfers unto
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
          Name and address of assignee must be printed or typewritten:
     $                                                                                                                                                principal amount of or beneficial interests* in the within Senior Note of the Company and does hereby irrevocably constitute and appoint to transfer the said principal amount of or beneficial interests in said Senior Note on the books of the within-named Company, with full power of substitution in the premises.
     The undersigned certifies that said principal amount of or beneficial interests in said Senior Note are being resold, pledged, or otherwise transferred as follows: (check one)
☐ to the Company;
☐ pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available);
☐ to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge, or other transfer is being made in reliance on Rule 144A;
☐ in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act;
☐ as otherwise permitted by the non-registration legend appearing on this Senior Note; or
☐ as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

Dated:	Signature:

Print name:
     NOTICE. The signature to this assignment must correspond with the name as written upon the face of the Senior Note in every particular without alteration or enlargement or any change whatsoever.
     SIGNATURE GUARANTEE. Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

*	transfers of beneficial interests in this security may be made only to another global security of the same series or as otherwise permitted by applicable securities laws.

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OPTION OF HOLDER TO ELECT PURCHASE
     If you want to elect to have this Senior Note purchased by the Company pursuant to Section 302 of the First Supplemental Indenture, check the box below:
          ☐ Section 302
     If you want to elect to have only part of the Senior Note purchased by the Company pursuant to Section 302 of the First Supplemental Indenture, state the amount you elect to have purchased:
$
Date:
Your Signature:
(Sign exactly as your name appears on the face
of this Senior Note)
Tax Identification No.:
     Signature Guarantee1:

[1]	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF INCREASES AND DECREASES OF INTERESTS
IN THE GLOBAL SECURITIES
     The following increases or decreases in this Global Security have been made:

Amount of
	decrease		Principal Amount
	in Principal	Amount of increase	of this Global
	Amount of	in Principal Amount	Security following	Signature of
Date of	this Global	of	such decrease	authorized officer of
Exchange	Security	this Global Security	(or increase)	Trustee

AFFIRMATION OF GUARANTY
     Reference is hereby made to that certain Guaranty, dated as of March 26, 2007 (the “Guaranty”), executed and delivered by the undersigned in favor of the Guaranteed Parties as defined therein and acknowledged by FirstEnergy Solutions Corp. (the “Company”).
     The undersigned hereby affirms:
     (i) that the Senior Notes of the Company constitute FES Indebtedness (as defined in the Guaranty) and are Guaranteed Obligations (as defined in the Guaranty); and
     (ii) the Holder of the Senior Notes to which this affirmation is attached and the Trustee are Guaranteed Parties (as defined in the Guaranty); and
     (iii) its obligations under the Guaranty to the Guaranteed Parties thereunder in respect of the due and punctual payment of the principal of, premium and Additional Interest, if any, and interest on, such Senior Notes, whether at maturity, by acceleration, redemption or otherwise.
     Capitalized terms not defined herein have the meaning set forth in the First Supplemental Indenture.
     IN WITNESS WHEREOF, the undersigned has executed this Affirmation as of this 7th day of August, 2009.

FIRSTENERGY GENERATION CORP.
By:
	Name:	James F. Pearson
	Title:	Vice President and Treasurer

AFFIRMATION OF GUARANTY
     Reference is hereby made to that certain Guaranty, dated as of March 26, 2007 (the “Guaranty”), executed and delivered by the undersigned in favor of the Guaranteed Parties as defined therein and acknowledged by FirstEnergy Solutions Corp. (the “Company”).
     The undersigned hereby affirms:
     (i) that the Senior Notes of the Company constitute FES Indebtedness (as defined in the Guaranty) and are Guaranteed Obligations (as defined in the Guaranty); and
     (ii) the Holder of the Senior Notes to which this affirmation is attached and the Trustee are Guaranteed Parties (as defined in the Guaranty); and
     (iii) its obligations under the Guaranty to the Guaranteed Parties thereunder in respect of the due and punctual payment of the principal of, premium and Additional Interest, if any, and interest on, such Senior Notes, whether at maturity, by acceleration, redemption or otherwise.
     Capitalized terms not defined herein have the meaning set forth in the First Supplemental Indenture.
     IN WITNESS WHEREOF, the undersigned has executed this Affirmation as of this 7th day of August, 2009.

FIRSTENERGY NUCLEAR GENERATION CORP.
By:
	Name:	James F. Pearson
	Title:	Vice President and Treasurer

EXHIBIT D
[FORM OF AFFIRMATION OF GUARANTY]
     Reference is hereby made to that certain Guaranty, dated as of March 26, 2007 (the “Guaranty”), executed and delivered by the undersigned in favor of the Guaranteed Parties as defined therein and acknowledged by FirstEnergy Solutions Corp. (the “Company”).
     The undersigned hereby affirms:
     (i) that the Senior Notes of the Company constitute FES Indebtedness (as defined in the Guaranty) and are Guaranteed Obligations (as defined in the Guaranty); and
     (ii) the Holder of the Senior Notes to which this affirmation is attached and the Trustee are Guaranteed Parties (as defined in the Guaranty); and
     (iii) its obligations under the Guaranty to the Guaranteed Parties thereunder in respect of the due and punctual payment of the principal of, premium and Additional Interest, if any, and interest on, such Senior Notes, whether at maturity, by acceleration, redemption or otherwise.
     Capitalized terms not defined herein have the meaning set forth in the First Supplemental Indenture.
     IN WITNESS WHEREOF, the undersigned has executed this Affirmation as of this 7th day of August, 2009.

FIRSTENERGY [NUCLEAR] GENERATION CORP.
By:
	Name:	James F. Pearson
	Title:	Vice President and Treasurer